Registration No. 333-56194
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________


                        POST-EFFECTIVE AMENDMENT NO. 2 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              _____________________




                              Pathmark Stores, Inc.
               (Exact name of issuer as specified in its charter)


              Delaware                              22-2879612
   (State or other jurisdiction of              (I.R.S. Employer
   incorporation or organization)              Identification No.)


                                200 Milik Street
                           Carteret, New Jersey 07008
          (Address of principal executive offices, including zip code)


                 PATHMARK STORES, INC. 2000 EMPLOYEE EQUITY PLAN
          PATHMARK STORES, INC. 2000 NON-EMPLOYEE DIRECTOR EQUITY PLAN
                            (Full title of the plans)


                              _____________________


                             Marc A. Strassler, Esq.
              Senior Vice President, Secretary and General Counsel
                              Pathmark Stores, Inc.
                                200 Milik Street
                           Carteret, New Jersey 07008
                                 (732) 499-3000
            (Name, address and telephone number of agent for service)

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

                              EXPLANATORY STATEMENT

     We are filing this Post-Effective Amendment No. 2 to our Registration Statement on Form S-8, Registration No. 333-56194 (the "Registration Statement"), in order to correct the Exhibit Index to the Registration Statement.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carteret, State of New Jersey on February 24, 2006.



                             PATHMARK STORES, INC.
                             (Registrant)


                             By:  /s/ Marc A. Strassler, Esq.
                                ------------------------------
                             Name:   Marc A. Strassler, Esq.
                             Title:  Senior Vice President,
                                     Secretary and General Counsel



     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated as of February 24, 2006.

         Signature                                 Capacity
         ---------                                 --------


*
----------------------                 Chief Executive Officer and Director
John T. Standley                       (Principal Executive Officer)

*
----------------------                 President and Chief Financial Officer
Frank G. Vitrano                       (Principal Financial Officer)


*
----------------------                 Director
Michael R. Duckworth


*
----------------------                 Director
Daniel H. Fitzgerald


*
----------------------                 Director
Bruce Hartman


*
----------------------                 Director
David R. Jessick



-----------------------                 Director
Larry R. Katzen



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

*
----------------------                 Director
Gregory Mays



-----------------------                 Director
Sarah E. Nash


*
----------------------                 Director
Ira Tochner


*
----------------------                 Director
John J. Zillmer


*
----------------------                Senior Vice President and Controller
Joseph Adelhardt                       (Principal Accounting Officer)



*By: /s/ Marc A. Strassler
     ---------------------

     Marc A. Strassler, Attorney-in-Fact         February 24, 2006

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

                                  EXHIBIT INDEX


Number             Title of Exhibit
------             ----------------

 4.1 Amended and Restated Certificate of Incorporation (incorporated herein by reference to the Registrant's Registration Statement on Form S-1/A (No. 33-46882), filed with the Commission on October 19,
          2000).

 4.2 Amended and Restated By-Laws (incorporated herein by reference to the Registrant's Current Report on Form 8-K (Commission File
          No. 001-05287), filed with the Commission on December 6, 2005).

 4.3 Pathmark Stores, Inc. Amended and Restated 2000 Employee Equity Plan (incorporated by reference to the Registrant's Proxy Statement (Commission File No. 01-05287), filed with the Commission on November 2, 2005).

 4.4 Pathmark Stores, Inc. Amended and Restated 2000 Non-Employee Director Equity Plan (incorporated by reference to the Registrant's Proxy Statement (Commission File No. 01-05287), filed with the Commission on November 2, 2005).

 5        Opinion of Shearman & Sterling LLP.

23.1      Consent of Deloitte & Touche LLP.

23.2      Consent of Shearman & Sterling LLP (contained in Exhibit 5).

24 Power of Attorney (included as part of the signature pages to Post-Effective Amendment No. 1 to the Registration Statement).

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